UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 26, 2021

ABCELLERA BIOLOGICS INC.

(Exact name of registrant as specified in its charter)

British Columbia	001 - 39781	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2215 Yukon Street Vancouver, BC	V5Y 0A1
(Address of principal executive offices)	(Zip Code)

(604) 559-9005

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares	ABCL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events.

On February 26, 2021, our partner Eli Lilly and Company (“Lilly”) announced the entry into a purchase agreement with the U.S. government to supply a minimum of 100,000 additional doses of bamlanivimab (LY-CoV555) 700 mg and etesevimab (LY-CoV016) 1400 mg together. The doses are expected to be delivered through March 31, 2021. The U.S. government has the option to purchase up to an additional 1,100,000 doses from Lilly through November 25, 2021, under the same terms as the initial purchase. Bamlanivimab is an antibody co-developed by us and Lilly designed to treat and prevent COVID-19. Pursuant to our multi-year strategic Research Collaboration and License Agreement (the “RCLA”), with Lilly, for COVID-19, we are eligible to receive royalties in the low- to mid-teens for aggregate sales of bamlanivimab below $125.0 million and mid-teens to mid-twenties on aggregate sales above $125.0 million. In the event that bamlanivimab is sold together with other antibodies, such as etesevimab, then the royalty will be based on the portion of the revenue from such sales attributable to bamlanivimab as set forth in more detail in the RCLA.

Forward-Looking Statements

This disclosure contains forward-looking statements. Statements in this current report may include statements that are not historical facts and are considered forward-looking within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which are usually identified by the use of words such as “anticipates,” “estimates,” “expects,” “intends,” “may,” “projects,” “seeks,” “should,” “will,” and variations of such words or similar expressions. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act and Section 21E of the Exchange Act and are making this statement for purposes of complying with those safe harbor provisions. These forward-looking statements, including statements relating to the anticipated proceeds of the sale of doses by Lilly to the U.S. Government, timing of the sales by Lilly to the U.S. government and potential additional sales by Lilly to the U.S. government reflect our current views about our expectations, plans, intentions, strategies and prospects, which are based on the information currently available to us and on assumptions we have made.

Although we believe that our plans, intentions, expectations, strategies and prospects as reflected in or suggested by those forward-looking statements are reasonable, we can give no assurance that the plans, intentions, expectations or strategies will be attained or achieved. Furthermore, actual results may differ materially from those described in the forward-looking statements and will be affected by a number of risks, uncertainties and assumptions, including, but not limited to, those risks set forth in the Risk Factors section of our Registration Statement on Form S-1 and any prospectus included therein and our other SEC filings. Moreover, we operate in a very competitive and rapidly changing environment in which new risks emerge from time to time. These forward-looking statements are based upon the current expectations and beliefs of our management as of the date of this press release, and are subject to certain risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Except as required by applicable law, we assume no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AbCellera Biologics Inc.

Date: March 2, 2021

	By:	/s/ Carl L. G. Hansen
Carl L. G. Hansen, Ph.D.
Chief Executive Officer